SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                          FORM 8-K


          Current Report Pursuant to Section 13 or
        15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  July 29,
1997


                        GAMETEK, INC.
_____________________________________________________________
   (Exact name of Registrant as specified in its Charter)


    DELAWARE               0-23168               65-0007710
________________  ________________________  _________________
(State or other   (Commission File Number)  (I.R.S. Employer
jurisdiction of                              I.D. Number)
incorporation)


                     Three Harbor Drive
                          Suite 110
                    Sausalito, California          94965
        ---------------------------------------- ----------
        (Address of principal executive offices) (zip code)


Registrant's telephone number, including area code:
(415) 289-0220
--------------


Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

On July 29, 1997, Registrant sold all of the stock of two subsidiaries, Gametek (UK), Inc. and Alternative Reality
Technologies, Inc., and certain related assets to Take Two
Interactive Software, Inc. ("Take Two"), a developer, publisher and distributor of entertainment software that recently completed its initial public offering.
Simultaneously, Registrant and Take Two entered into distribution arrangements, under which Take Two will distribute Registrant's new Wheel of Fortune and Jeopardy!
titles for Nintendo's N64 game platform, as well as four of the Registrant's existing GameBoy software titles.

The consideration received in connection with the stock and asset sale consisted of 381,553 shares of Take Two's common stock having a market value on the issuance date of approximately $3,000,000, $50,000 in cash, a two year note in the principal amount of $500,000, and a short term note in the principal amount of $200,000.

Registrant has previously published and/or distributed a number of software titles developed by Take Two.

On the same date that it consummated the sale to Take Two, Registrant compromised its outstanding debt of approximately $1,600,000 in principal and accrued interest owed to Ocean Bank by causing Take Two to issue directly to Ocean Bank (i) the $500,000 Take Two note described above, and (ii) 22,257 shares of the Take Two common stock issued by Take Two in such sale. As a result, the Registrant retained from the proceeds of the stock and asset sale
359,296 shares of Take Two common stock, $50,000 cash and the $200,000 short term note described above.

Upon closing of the sale to Take Two, Kelly G. Sumner resigned as President, Chief Operating Officer and a director of Registrant and its subsidiaries, to head Take
Two's European operations.  J. Thomas Reuterdahl, Vice
President of Product Development, was appointed to succeed
Mr. Sumner as Chief Operating Officer and as a director of the Registrant.



Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.
----------------------------------------------

          Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

          (a)  Financial statements of business acquired.

               Not applicable.

          (b)  Pro Forma Financial Information.

               Not applicable.

          (c)  Exhibits:


Number         Exhibit Titles                       Page

10.1      Stock and Asset Purchase
          Agreement dated July 29, 1997
          among Registrant, Gametek (UK)
          Limited ("GTUK"), Alternative
          Reality Technologies Inc.
          ("ART") and Take Two
          Interactive Software, Inc.
          ("Take Two") . . . . . . . . . . . . . . . . .5

10.2      Letter Agreement dated July 28,
          1997 between Registrant and
          affiliates and Ocean Bank. . . . . . . . . . 35

10.3      Distribution Agreement dated
          July 29, 1997 between
          Registrant and Take Two
          relating to GameBoy titles . . . . . . . . . 41

10.4**    Distribution Agreement dated
          July 29, 1997 between
          Registration and Take Two
          relating to N64 titles . . . . . . . . . . . 60

________________________________________________________

** Confidential treatment has been requested for certain information contained in this Exhibit.



                        SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GAMETEK, INC.
                              (Registrant)


                              By: /s/ J. Thomas Reuterdahl
                                 -------------------------------
                                 J. Thomas Reuterdahl,
                                 Vice President and
                                 Chief Operating Officer
                                       (Signature)

Dated:  August 13, 1997